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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its charter)

1-14829
(Commission File Number)

Delaware	84-0178360
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

311 - 10th Street
Golden, Colorado 80401
(Address of principal executive offices, with zip code)

(303) 279-6565
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

        On November 11, 2004, Adolph Coors Company ("Coors") and Molson Inc. ("Molson") entered into an amendment of the Combination Agreement, dated July 21, 2004, related to the planned merger of the two companies.

        The terms of the amendment to the Combination Agreement provide that, as previously announced, Molson shareholders will receive a special dividend as part of the combination transaction. Pentland Securities (1981) Inc., a company owned by Eric H. Molson and Stephen T. Molson and controlled by Eric H. Molson, has agreed to forego any participation in the special dividend. The special dividend provides that both Molson Class A non-voting and Class B common shareholders, excluding Pentland, will receive C$3.26 per share, or a total of approximately C$381 million (US$316 million), payable as part of the plan of arrangement to Molson shareholders of record as of the last trading day immediately prior to the date of the closing of the merger transaction.

        The amendment to the Combination Agreement further provides that Molson's optionholders will vote separately from the stockholders and will only vote with respect to those provisions of the Arrangement which effect the exchange of their options for options to purchase shares of Coors' Class B Common Stock.

        Certain other amendments and agreements were included in the amendment to the Combination Agreement. A complete copy of the amendment is filed as Exhibit 2.1 hereto and incorporated herein by reference. The amendment to the Combination Agreement should be read together with the original Combination Agreement, a copy of which was filed as Annex B-1 to the amended preliminary joint proxy statement/management information circular regarding the proposed transaction filed by Coors with the Securities and Exchange Commission on November 12, 2004.

        Molson is currently authorized to brew, distribute and sell Coors brands in Canada under agreements between Molson and Coors and currently brews, distributes and sells the Coors Light brand in Canada. Coors also sells the Molson family of brands in the United States through a joint venture.

        This Form 8-K includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements are commonly identified by such terms and phrases as "would", "may", "will", "expects" or "expected to" and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Adolph Coors Company and Molson Inc. (separately and together the "Companies"). Such statements include, but are not limited to, statements about the anticipated benefits, savings and synergies of the merger between Adolph Coors Company and Molson Inc., including future financial and operating results, Coors' and Molson's plans, objectives, expectations and intentions, the markets for Coors' and Molson's products, the future development of Coors' and Molson's business, and the contingencies and uncertainties to which Coors and Molson may be subject and other statements that are not historical facts. This filing and the attached press release also includes information that has not been reviewed by the Companies' independent auditors. There is no assurance the transaction contemplated in this filing will be completed at all, or completed upon the same terms and conditions described. All forward-looking statements in this filing are expressly qualified by information contained in each company's filings with regulatory authorities. The Companies do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

        The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required approvals of the merger on the proposed terms and schedule; the failure of Coors and Molson stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that could cause Coors' and Molson's results to differ materially from those described in the

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forward-looking statements can be found in the periodic reports filed by Coors with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Neither Coors nor Molson undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

        Coors has filed a preliminary joint proxy statement/management information circular regarding the proposed transaction with the Securities and Exchange Commission. Stockholders are urged to read the definitive joint proxy statement/management information circular when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/management information circular, as well as other filings containing information about Coors, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/management information circular and the filings with the Securities and Exchange Commission that will be incorporated by reference in the definitive joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565. The respective directors and executive officers of Coors and Molson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coors's and Molson's directors and executive officers, and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/management information circular filed with the Securities and Exchange Commission.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date: November 16, 2004

ADOLPH COORS COMPANY
By:	/s/ ANNITA M. MENOGAN Annita M. Menogan Its: Secretary

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1, dated November 11, 2004, to the Combination Agreement, dated July 21, 2004, between Adolph Coors Company, Molson Coors Canada Inc. and Molson Inc.
	Exhibit A-1	Form of Molson Shareholder Resolution
	Exhibit A-2	Form of Molson Optionholder Resolution
	Exhibit B	Form of Plan of Arrangement
	Exhibit C	Form of Class A Coors Voting Trust Agreement

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  Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES
EXHIBIT INDEX